UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2006

SOUTH JERSEY INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

New Jersey	1-6364	22-1901645
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 South Jersey Plaza, Folsom, New Jersey 08037
(Address of principal executive offices, including zip code)

(609) 561-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The following information is provided pursuant to Item 5.02(b):

On May 26, 2006, South Jersey Industries (SJI) issued a press release stating that former CEO and Chairman, Charles Biscieglia, announced his resignation from the company’s board of directors effective June 1, 2006. A copy of the press release is attached hereto as Exhibit 99 and hereby incorporated by reference. A copy of Mr. Biscieglia’s letter of resignation, which was received on May 22, 2006, is attached hereto as Exhibit 17.

Exhibit Index

(99)	Press release, dated: May 26, 2006, issued by South Jersey Industries.

       (17)  Mr. Biscielia’s letter of resignation to the board of directors of South Jersey Industries, dated May 18, 2006.

SJI - 1

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTH JERSEY INDUSTRIES

Date: May 26, 2006	By: /s/ Edward J. Graham
Edward J. Graham
President, CEO & Chairman of the Board

SJI - 2